--------------------------------------------------------------------------------

                           NORSKE SKOG CANADA LIMITED

                                       and

          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee

                             ----------------------

                          SECOND SUPPLEMENTAL INDENTURE

                          Dated as of September 1, 2001

                                       to

                                    INDENTURE

                           Dated as of August 14, 2001

                                  by and among

                      NORSKE SKOG CANADA LIMITED, as Issuer

                          The GUARANTORS named therein

                                       and

          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee

                            -------------------------

                                  $250,000,000

                           8 5/8% Senior Notes Due 2011

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

                                    ARTICLE I

        ASSUMPTION OF OBLIGATIONS BY THE COMPANY AND AMALGAMATED PULPCO;
                 REAFFIRMATION OF OBLIGATIONS OF THE GUARANTORS

     Section 1.01   ASSUMPTION AND REAFFIRMATION..............................2

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

     Section 2.01   TERMS DEFINED.............................................2
     Section 2.02   GOVERNING LAW.............................................2
     Section 2.03   SUCCESSORS................................................2
     Section 2.04   MULTIPLE COUNTERPARTS.....................................3
     Section 2.05   EFFECTIVENESS.............................................3
     Section 2.06   TRUSTEE DISCLAIMER........................................3

     SECOND SUPPLEMENTAL INDENTURE dated as of September 1, 2001, by and among NORSKE SKOG CANADA LIMITED, a Canadian corporation (the "COMPANY"), NORSKE SKOG CANADA PULP OPERATIONS LIMITED ("AMALGAMATED PULPCO"), the guarantors set forth on the signature pages hereto (along with Amalgamated PulpCo, the "GUARANTORS"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION as trustee under the hereafter defined Indenture (the "TRUSTEE").

     WHEREAS, in connection with the acquisition of PACIFICA PAPERS INC. ("PACIFICA") by NORSKE SKOG CANADA LIMITED ("PREDECESSOR NSCL"), Predecessor NSCL and Pacifica effected a vertical short-form amalgamation to form the Company under the name of NORSKE SKOG CANADA LIMITED; and

     WHEREAS Predecessor NSCL and certain of the Guarantors heretofore executed and delivered to the Trustee an Indenture dated as of August 14, 2001, as supplemented by a First Supplemental Indenture dated August 28, 2001, (as supplemented, the "INDENTURE"), providing for the issuance of up to $250,000,000 aggregate principal amount of Predecessor NSCL's 8 5/8% Senior Notes Due 2011 (the "NOTES"); and

     WHEREAS, there have been issued and are now outstanding under the Indenture, Notes in the aggregate principal amount of $250,000,000; and

     WHEREAS, NORSKE SKOG CANADA PULP OPERATIONS LIMITED ("PREDECESSOR PULPCO"), a Guarantor under the Indenture, amalgamated with PACIFICA PAPERS EXPORT SALES COMPANY LIMITED ("PPESCL"), also a Guarantor under the Indenture, to form Amalgamated PulpCo under the name of NORSKE SKOG CANADA PULP OPERATIONS LIMITED; and

     WHEREAS, the Company desires, by this Second Supplemental Indenture, to expressly assume the covenants, agreements and undertakings of Predecessor NSCL in the Indenture and under the Notes; and

     WHEREAS, Amalgamated Pulpco desires, by this Second Supplemental Indenture, to expressly assume the covenants, agreements and undertakings of Predecessor Pulpco in the Indenture and under the Guarantees endorsed on the Notes; and

     WHEREAS, the Guarantors desire, by this Second Supplemental Indenture, to expressly reaffirm, jointly and severally, the obligations of the Guarantors under the Indenture and under the Guarantees endorsed on the Notes; and

     WHEREAS, the execution and delivery of this Second Supplemental Indenture has been duly and validly authorized by a resolution of the directors of the Company, Amalgamated PulpCo and each of the Guarantors; and

     WHEREAS, all the conditions and requirements necessary to make this Second Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto.

     NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

                                   ARTICLE I

            ASSUMPTION OF OBLIGATIONS BY THE COMPANY AND AMALGAMATED
             PULPCO; REAFFIRMATION OF OBLIGATIONS OF THE GUARANTORS

     Section 1.01 ASSUMPTION AND REAFFIRMATION. The Company hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of Predecessor NSCL in the Indenture as if the Company had been the original issuer of the Notes, and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking in each Note outstanding on the date of this Second Supplemental Indenture and any Notes delivered hereafter.

     For the avoidance of doubt, Amalgamated PulpCo, hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of Predecessor PulpCo and PPESCL in the Indenture as if Amalgamated PulpCo had been an original party thereto, and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking in the Guarantee endorsed on each Note outstanding on the date of this Second Supplemental Indenture and any Guarantee endorsed on any Notes delivered hereafter.

     Each Guarantor hereby expressly and unconditionally reaffirms each and every covenant, agreement and undertaking of such Guarantor in the Indenture, and also hereby expressly and unconditionally reaffirms each and every covenant, agreement and undertaking in its Guarantee endorsed on the Notes outstanding on the date of this Second Supplemental Indenture and in each Guarantee endorsed on any Notes delivered hereafter.

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

     Section 2.01  TERMS DEFINED. For all purposes of this Second
Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Second Supplement Indenture and defined in the Indenture have the meanings specified in the Indenture.

     Section 2.02  GOVERNING LAW. THIS SECOND SUPPLEMENTAL INDENTURE SHALL
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     Section 2.03 SUCCESSORS. All agreements of the Company and any Guarantor in the Indenture, this Second Supplemental Indenture and the Notes shall bind their respective successors. All agreements of the Trustee, any additional trustee and any Paying Agents in the Indenture or this Second Supplemental Indenture shall bind its successor.

     Section 2.04 MULTIPLE COUNTERPARTS. The parties may sign multiple counterparts of this Second Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

     Section 2.05 EFFECTIVENESS. The provisions of this Second Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee in accordance with the provisions of Article Eight of the Indenture.

     Section 2.06 TRUSTEE DISCLAIMER. The Trustee accepts the amendment of the Indenture effected by this Second Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statement contained herein, all of which recitals or statements are made solely by the Company and the Guarantors, or for or with respect to (i) the validity or sufficiency of this Second Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereto by the Company and each Guarantor by corporate action or otherwise, (iii) the due execution hereto by the Company and each Guarantor, (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

                                   SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first written above.

                                        THE COMPANY:

                                        NORSKE SKOG CANADA LIMITED


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        AMALGAMATED PULPCO

                                        NORSKE SKOG CANADA PULP OPERATIONS
                                        LIMITED


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        THE GUARANTORS:

                                        PACIFICA PAPERS INC.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary

                                        PACIFICA POPLARS LTD.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        PACIFICA POPLARS INC.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        PACIFICA PAPERS SALES INC.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        PACIFICA PAPERS US INC.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary

                                        PACIFICA PAPERS CO. LIMITED
                                        PARTNERSHIP by its general partner
                                        PACIFICA PAPERS INC.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        PACIFICA PAPERS SALES LTD.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        PACIFICA PAPERS KABUSHIKI KAISHA.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        ELK FALLS PULP AND PAPER LIMITED


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary

                                        NORSKE SKOG CANADA (JAPAN) LTD.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        NORSKE SKOG CANADA FINANCE LIMITED


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        NORSKE SKOG CANADA PULP SALES INC.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        NORSKE SKOG CANADA SALES INC.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        NORSKE SKOG PAPER COMPANY


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary

                                        NSCL HOLDINGS INC.


                                        By:/s/ R. Leverton
                                           ____________________________________
                                           Name: Ralph Leverton
                                           Title: Vice-President, Finance,
                                                  Chief Financial Officer
                                                  and Secretary



                                        THE TRUSTEE:


                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION, as Trustee


                                        By:/s/ Robert L. Reynolds
                                           ____________________________________
                                            Name: Robert L. Reynolds
                                           Title: Vice-President